Fleet Status Report

July 2025

FOCUSED | VALUE DRIVEN | RESPONSIBLE

VALARIS DS-9

VALARIS

Valaris Limited Fleet Status Report July 24, 2025

New Contracts, Extensions and Other Updates Since Last Fleet Status Report
Contract Backlog
•Valaris has been awarded the following new contracts and contract extensions, with associated contract backlog of more than $1.0 billion, subsequent to issuing its previous fleet status report on April 30, 2025. Contract backlog excludes lump sum payments such as mobilization fees and capital reimbursements.
•Contract backlog increased to approximately $4.7 billion from approximately $4.2 billion as of April 30, 2025.
Floater Contract Awards
•940-day contract extension for drillship VALARIS DS-16, starting in June 2026, and a new 914-day contract for drillship VALARIS DS-18, that is expected to start in mid-fourth quarter 2026, with Anadarko Petroleum Corporation, a wholly-owned subsidiary of Occidental, in the Gulf of America. The combined addition to contracted revenue backlog is approximately $760 million.
•Five-well contract offshore West Africa for drillship VALARIS DS-15. The contract is expected to commence in the third quarter 2026. The total contract value, based on an estimated duration of 250 days, is approximately $135 million, including upfront payments for rig upgrades and mobilization. The total contract value does not include the provision of additional services. The contract includes priced options for up to five wells with an estimated total duration of 80 to 100 days.
Jackup Contract Awards
•Four-year contract extension for jackup VALARIS 110 offshore Qatar. The contract extension is expected to commence in October 2025 in direct continuation of the existing contract. The contracted revenue backlog for the four-year extension is approximately $117 million.
•150-day contract extension for jackup VALARIS Norway with Ithaca Energy in the UK North Sea. The contract extension is expected to commence in February 2026 in direct continuation of the existing contract. The contracted revenue backlog for the 150-day extension is approximately $18 million.
•31-day contract extension for jackup VALARIS 122 with Shell in the UK North Sea. The contract extension is expected to commence in December 2025 in direct continuation of the existing contract. The contracted revenue backlog for the 31-day extension is over $3.5 million. The contract extension is for accommodation support and includes two 28-day priced options.

Other Fleet Status Updates
•Contract suspension notice received from Harbour Energy for jackup VALARIS 120. The contract suspension is effective on completion of Harbour Energy's current well, estimated to be during September 2025. Contract backlog includes amounts for this rig following the suspension effective date.
•Amendment to a previously disclosed contract for jackup VALARIS 248 with Eni in the East Irish Sea (UK). VALARIS 120 will substitute for VALARIS 248 from September 2025 to April 2026, while VALARIS 248 completes another customer's program and a special periodic survey.
•A previously disclosed contract with Anasuria Hibiscus UK Limited in the UK North Sea for jackup VALARIS 248 has been terminated by mutual agreement.
•Valaris has agreed to sell jackup VALARIS 247 for cash proceeds of approximately $108 million. This sale is expected to close in the second half of 2025, subject to customary closing conditions.

Valaris Limited Fleet Status Report July 24, 2025

Contract Backlog(1) (2) ($ millions)	2025	2026	2027+	Total	Contracted Days(1) (2)	2025	2026	2027+
Drillships	$394.1	$977.6	$1,337.1	$2,708.8	Drillships	1,015	2,318	2,921
Semisubmersibles	35.4	—	—	35.4	Semisubmersibles	160	—	—
Floaters	$429.5	$977.6	$1,337.1	$2,744.2	Floaters	1,175	2,318	2,921

Harsh Environment	$148.7	$203.1	$180.3	$532.1	Harsh Environment	1,088	1,472	1,191
Benign Environment	135.5	242.6	295.1	673.2	Benign Environment	1,045	1,753	2,363
Legacy	26.4	72.6	49.5	148.5	Legacy	268	730	500
Jackups	$310.6	$518.3	$524.9	$1,353.8	Jackups	2,401	3,955	4,054

Other(3)	$69.6	$190.6	$356.2	$616.4	Other(3)	1,089	3,122	7,766

Total	$809.7	$1,686.5	$2,218.2	$4,714.4	Total	4,665	9,395	14,741

ARO Drilling(4)					Average Day Rates(1) (2)	2025	2026	2027+
Owned Rigs	$158.7	$204.6	$606.8	$970.1	Drillships	$388,000	$422,000	$458,000
Leased Rigs	94.2	293.6	991.4	1,379.2	Semisubmersibles	221,000	—	—
Total	$252.9	$498.2	$1,598.2	$2,349.3	Floaters	$366,000	$422,000	$458,000

					Harsh Environment	$137,000	$138,000	$151,000
					Benign Environment	130,000	138,000	125,000
					Legacy	98,000	100,000	99,000
					Jackups	$129,000	$131,000	$130,000

(1) Contract backlog, contracted days and average day rates as of July 24, 2025.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days may include backlog and days when a rig is under suspension, except any backlog or days for rigs that are under a separate firm contract where backlog or days are otherwise included. Average day rates are adjusted to exclude suspension backlog and days.
(3) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.
(4) ARO Drilling contract backlog as of July 24, 2025.

Valaris Limited Fleet Status Report July 24, 2025

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Chevron Occidental	Gulf of America Gulf of America	Aug 22 Nov 26	Aug 25 May 29
Additional rate charged when MPD services provided. Expect approx. 20 days out of service for planned maintenance in 3Q25
914-day contract for DS-18 and 940-day contract extension for DS-16. Combined addition to contracted revenue backlog is approx. $760 million

VALARIS DS-17	GustoMSC P10000	2014	Equinor Equinor Equinor	Brazil Brazil Brazil	Sep 23 May 25 Nov 25	Apr 25 Nov 25 Jan 28	$447,000 $497,000
Contract includes MPD and additional services
Expect approx. 25 days out of service for customer required upgrades in 1Q26
Estimated total contract value ("TCV") of $498 million, inclusive of MPD, additional services and fees for mobilization and minor rig upgrades. Based on initial estimated duration of 852 days comprised of a 180-day standby period followed by a 672-day drilling program

VALARIS DS-16	GustoMSC P10000	2014	Occidental Occidental	Gulf of America Gulf of America	Jun 24 Jun 26	Jun 26 Dec 28
Additional rate charged when MPD services provided
940-day contract extension for DS-16 and 914-day contract for DS-18. Combined addition to contracted revenue backlog is approx. $760 million. Expect approx. 20 days out of service for planned maintenance in 3Q26

VALARIS DS-15	GustoMSC P10000	2014	TotalEnergies Undisclosed	Brazil West Africa	Dec 24 Aug 26	Aug 25 Apr 27	$400,000
Additional rate charged when MPD and additional services provided
TCV, based on an estimated duration of 250 days, is approx. $135 million, including upfront payments for rig upgrades and mobilization. TCV does not include the provision of additional services. Priced options with a total estimated duration of 80 to 100 days

VALARIS DS-12	DSME 12000	2013		Spain				Rig is warm stacked in Las Palmas, Spain
VALARIS DS-10	Samsung GF12000	2017	Undisclosed	Spain West Africa	Jul 26	Jun 28	Rig is warm stacked in Las Palmas, Spain
								TCV of $352 million based on duration of two years. TCV does not include the provision of additional services. Additional rate charged when MPD services provided
VALARIS DS-9	Samsung GF12000	2015	ExxonMobil	Angola	Jul 22	Jul 26		Contract includes MPD services
VALARIS DS-8	Samsung GF12000	2015	Petrobras	Brazil	Dec 23	Dec 26	$428,000	Plus mobilization fee of approx. $30 million. Contract includes additional services
VALARIS DS-7	Samsung 96K	2013	Azule Energy	Angola	Jun 24	Oct 26		TCV estimated to be $364 million based on initial estimated duration of 850 days
VALARIS DS-4	Samsung 96K	2010	Petrobras	Brazil	Dec 24	Nov 27	$450,000	Plus mobilization fee of approx. $41 million. Contract includes MPD and additional services
Stacked
VALARIS DS-14	DSME 12000	2023		Spain
VALARIS DS-13	DSME 12000	2023		Spain
VALARIS DS-11	DSME 12000	2013		Spain
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report July 24, 2025

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Semisubmersibles
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside	Australia	Jan 24	Oct 25
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Santos	Australia	Jan 24	Sep 25
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report July 24, 2025

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Harsh Environment Jackups
VALARIS Norway	KFELS N Class	2011	Ithaca Energy Ithaca Energy	UK UK	Apr 25 Feb 26	Feb 26 Jul 26		TCV of approx. $39 million based on estimated duration of 292 days Contracted revenue backlog of approx. $18 million based on duration of 150 days
VALARIS Stavanger	KFELS N Class	2011	TotalEnergies TotalEnergies	UK UK	May 24 Oct 25	Sep 25 May 27		TCV of approx. $52 million, including minor rig modifications, based on initial estimated duration of 360 days TCV of over $75 million based on 600-day priced extension. Two 200-day priced options
VALARIS 249	LT Super Gorilla	2001	Undisclosed BP Shell	Trinidad Trinidad Trinidad	Apr 25 Mar 26 Jul 26	Jan 26 Jun 26 Jul 27	$163,000

TCV of $16.8 million based on duration of 100 days
Contracted revenue backlog of approx. $66 million based on estimated duration of 365 days Three priced options with an estimated duration of 50 days each. Expect approx. 30 days out of service for planned maintenance across 2Q26 and 3Q26

VALARIS 248	LT Super Gorilla	2000	Ithaca Energy Eni	UK UK	Aug 20 May 26	Aug 25 Sep 27
Expect approx. 50 days out of service for planned maintenance across 3Q25 and 4Q25
TCV of approx. $84 million for 730-day contract to perform P&A and CCS work. VALARIS 120 will substitute for VALARIS 248 from Sep 2025 to Apr 2026, while VALARIS 248 completes another customer's program and a special periodic survey

VALARIS 247	LT Super Gorilla	1998	Jadestone	Australia	Mar 25	Aug 25		Valaris has agreed to sell the rig for cash proceeds of approx. $108 million. This sale is expected to close in 2H25, subject to customary closing conditions
VALARIS 123	KFELS Super A	2019	TAQA	Netherlands	Mar 25	Oct 25	$153,000
VALARIS 122	KFELS Super A	2014	Shell Shell	UK UK	Sep 23 Dec 25	Nov 25 Dec 25
TCV of over $60 million based on initial estimated duration of 500 days
Contracted revenue backlog for the 31-day extension is over $3.5 million.The extension is for accommodation support. Two 28-day priced options

VALARIS 121	KFELS Super A	2014	Shell	UK	Jan 25	Feb 26		TCV of approx. $55 million based on estimated duration of 406 days. Expect approx. 15 days out of service for planned maintenance in 1Q26. 200-day priced option
VALARIS 120	KFELS Super A	2013	Harbour Energy Harbour Energy Eni Harbour Energy	UK UK UK UK	Jul 23 Jul 25 Sep 25	Jul 25 Sep 25 Apr 26	$130,000 $166,000

Contract suspension notice received from Harbour Energy effective on completion of Harbour Energy's current well, estimated to be during Sep 2025
VALARIS 120 will substitute for VALARIS 248 from Sep 2025 to Apr 2026, while VALARIS 248 completes another customer's program and a special periodic survey
See comment above regarding contract suspension notice. Remainder of contract term runs from May 2026 to Jul 2028 at a day rate of $166,000

Stacked
VALARIS Viking	KFELS N Class	2010		UK
VALARIS 102	KFELS MOD V-A	2002		Gulf of America
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report July 24, 2025

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Benign Environment Jackups
VALARIS 144	LT Super 116-E	2010	Azule Energy Azule Energy	Angola Angola	Mar 25 Aug 25	Jul 25 Sep 27	TCV of approx. $8.5 million based on estimated duration of 45 days
								TCV estimated to be between $149 million and $156 million based on contract duration of 730 to 770 days, including a mobilization fee from the Gulf of America
VALARIS 118	LT 240-C	2012	BP BP	Trinidad Trinidad	Apr 24 Sep 25	Sep 25 Aug 28	TCV of approx. $51 million based on initial estimated duration of 365 days
TCV of approx. $168 million based on duration of three years. Expect approx. 30 days out of service for planned maintenance in 3Q26

VALARIS 117	LT 240-C	2009	Eni Undisclosed	Mexico Trinidad	Apr 25 Aug 26	Jan 26 Jan 28		TCV of approx. $36 million based on duration of 300 days. 150-day priced option. Expect approx. 20 days out of service for planned maintenance in 3Q26 185-day priced option
VALARIS 115	BM Pacific Class 400	2013	Shell	Brunei	Apr 23	Apr 27		TCV of approx. $159 million based on duration of four years
VALARIS 110	KFELS MOD V-B	2015	NOC Undisclosed	Qatar Qatar	Oct 21 Oct 25	Oct 25 Oct 29		1-year priced option Contracted revenue backlog for the four-year extension is approx. $117 million. 1-year priced option. Expect approx. 45 days of out service for planned maintenance in 2Q26
VALARIS 107	KFELS MOD V-B	2006	ExxonMobil ExxonMobil	Australia Australia	Nov 24 Nov 25	Nov 25 May 26	$153,000 $163,000	180-day priced option
VALARIS 106	KFELS MOD V-B	2005	BP	Indonesia	Jun 25	Oct 25	$95,000
Stacked
VALARIS 148	LT Super 116-E	2013		UAE
VALARIS 147	LT Super 116-E	2013		UAE
VALARIS 145	LT Super 116-E	2010		Gulf of America
VALARIS 143	LT Super 116-E	2010		UAE
VALARIS 111	KFELS MOD V-B	2003		Croatia
VALARIS 109	KFELS MOD V-Super B	2008		Namibia
VALARIS 104	KFELS MOD V-B	2002		UAE
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report July 24, 2025

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Legacy Jackups
VALARIS 92	LT 116-C	1982	Harbour Energy Shell	UK UK	Mar 24 Aug 25	Jul 25 Aug 27	$95,000	TCV of approx. $75 million based on duration of 730 days
VALARIS 72	Hitachi 300C	1981	Eni Eni	UK UK	Jan 20 Sep 25	Aug 25 Sep 27		TCV of approx. $71 million for 730-day contract to perform P&A and CCS work
Other - Jackups Leased to ARO Drilling(3)
VALARIS 250	LT Super Gorilla XL	2003	ARO Drilling	Saudi Arabia	May 25	Apr 30		Expect approx. 180 days out of service for planned maintenance across 4Q25 and 1Q26
VALARIS 146	LT Super 116-E	2011	ARO Drilling	Saudi Arabia	May 25	Apr 30		Expect approx. 50 days out of service for planned maintenance in 1Q26
VALARIS 141	LT Super 116-E	2016	ARO Drilling	Saudi Arabia	Aug 22 Aug 25	Aug 25 Aug 30
VALARIS 140	LT Super 116-E	2016	ARO Drilling	Saudi Arabia	May 25	Apr 30
VALARIS 116	LT 240-C	2008	ARO Drilling	Saudi Arabia	May 25	Apr 30		Expect approx. 180 days out of service for planned maintenance across 4Q25 and 1Q26
VALARIS 108	KFELS MOD V-B	2007	ARO Drilling	Saudi Arabia	Mar 24	Mar 27
VALARIS 76	LT Super 116-C	2000	ARO Drilling	Saudi Arabia	Jan 26	Dec 30
Other - Managed Rigs
Thunder Horse	Deepwater Semisubmersible		BP	Gulf of America	Jan 24	Jan 27		TCV of approx. $153 million
Mad Dog	Deepwater Spar Drilling Rig		BP	Gulf of America	Jan 24	Jan 27		TCV of approx. $106 million
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report July 24, 2025

Asset Category / Rig	Design	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
ARO Drilling
Jackup Rigs Owned by ARO Drilling
Gilbert Rowe	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Expect approx. 15 days out of service for planned maintenance in 4Q25
SAR 201	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Feb 26
Bob Keller	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Expect approx. 10 days out of service for planned maintenance in 3Q25 and approx. 100 days out of service for planned maintenance across 1Q26 and 2Q26
J.P. Bussell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Expect approx. 10 days out of service for planned maintenance in 1Q26
Scooter Yeargain	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26		Expect approx. 100 days out of service for planned maintenance across 3Q25 and 4Q25
Hank Boswell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
SAR 202	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Expect approx. 10 days out of service for planned maintenance in 1Q26
Kingdom 1	LT 116-C	Saudi Aramco	Saudi Arabia	Nov 23	Nov 31		Expect approx. 30 days out of service for planned maintenance in 3Q26
Kingdom 2	LT 116-C	Saudi Aramco	Saudi Arabia	Aug 24	Aug 32		Expect approx. 25 days out of service for planned maintenance in 4Q26
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Day rates are reported to the nearest thousand and reflect the operating day rates charged to customers, excluding certain types of non-recurring revenues such as lump sum mobilization payments. Day rates are provided unless such disclosures are restricted by confidentiality provisions.
(3) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited Fleet Status Report July 24, 2025

Out of Service Days (1)
Rig	Segment / Asset Category	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026
VALARIS DS-18	Floater - Drillship	20
VALARIS DS-17	Floater - Drillship			25
VALARIS DS-16	Floater - Drillship					20
VALARIS 249	Jackup - Harsh Environment				20	10
VALARIS 248	Jackup - Harsh Environment	30	20
VALARIS 121	Jackup - Harsh Environment			15
VALARIS 118	Jackup - Benign Environment					30
VALARIS 117	Jackup - Benign Environment					20
VALARIS 110	Jackup - Benign Environment				45
VALARIS 250	Other - Jackups Leased to ARO Drilling		90	90
VALARIS 146	Other - Jackups Leased to ARO Drilling			50
VALARIS 116	Other - Jackups Leased to ARO Drilling		90	90

(1) Table shows expected out of service days for planned maintenance, e.g. special periodic surveys and contract preparation, excluding rigs undergoing reactivation projects. Excludes ARO owned rigs.

Valaris Limited
Fleet Status Report
July 24, 2025

2025
2026
2027
Rig
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Drillships
VALARIS DS-18
VALARIS DS-17
VALARIS DS-16
VALARIS DS-15
VALARIS DS-12
VALARIS DS-10
VALARIS DS-9
VALARIS DS-8
VALARIS DS-7
VALARIS DS-4
Semisubmersibles
VALARIS DPS-1
VALARIS MS-1
Firm term or estimated duration of contracted wells
Unexercised priced options
Out of Service

Valaris Limited
Fleet Status Report
July 24, 2025

2025
2026
2027
Rig
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Harsh Environment Jackups
VALARIS Norway
VALARIS Stavanger
VALARIS 249
VALARIS 248
VALARIS 247
VALARIS 123
VALARIS 122
VALARIS 121
VALARIS 120
Firm term or estimated duration of contracted wells
Unexercised priced options
Contract suspended
Out of Service

Valaris Limited
Fleet Status Report
July 24, 2025

Rig
2025
2026
2027
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Benign Environment Jackups
VALARIS 144
VALARIS 118
VALARIS 117
VALARIS 115
VALARIS 110
VALARIS 107
VALARIS 106
Legacy Jackups
VALARIS 92
VALARIS 72
Jackups Leased to ARO
VALARIS 250
VALARIS 146
VALARIS 141
VALARIS 140
VALARIS 116
VALARIS 108
VALARIS 76
Firm term or estimated duration of contracted wells
Unexercised priced options
Leased to ARO
Out of Service

Valaris Limited
Fleet Status Report
July 24, 2025

10
1
2
5
12
3
2
2
1
1
1
1
2
2
4
Drillship
Semisubmersible
Jackup

Note: Includes seven jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia
Excludes nine jackup rigs owned by ARO Drilling and two rigs that Valaris manages on behalf of a customer

Valaris Limited Fleet Status Report July 24, 2025

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and include the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts that are recognized during the contract term. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Total Contract Value. Total contract value is the estimated total compensation expected to be received for a contract, including the operating day rate over the estimated firm term of the contract and any non-recurring lump sum payments for items such as mobilization, reactivation and capital upgrades.

Forward-Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "outlook," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding expected financial performance; expected utilization, day rates, revenues, operating expenses, cash flows, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the offshore drilling market, including supply and demand, customer drilling programs and the attainment of requisite permits for such programs, stacking of rigs, effects of new rigs on the market and effect of the volatility of commodity prices; expected work commitments, awards, contracts and letters of intent; scheduled delivery dates for rigs; performance and expected benefits of our joint ventures, including our joint venture with Saudi Aramco; timing of the delivery of the Saudi Aramco Rowan Offshore Drilling Company ("ARO") newbuild rigs and the timing of additional ARO newbuild orders; the availability, delivery, mobilization, contract commencement, availability, relocation or other movement of rigs and the timing thereof; rig reactivations; suitability of rigs for future contracts; divestitures of assets, including the expected sale of VALARIS 247; general economic, market, business and industry conditions, trends and outlook; general political conditions, including political tensions, conflicts and war; cybersecurity attacks and threats; uncertainty around the use and impacts of artificial intelligence applications; impacts and effects of public health crises, pandemics and epidemics; future operations; ability to renew expiring contracts or obtain new contracts; increasing regulatory complexity; targets, progress, plans and goals related to sustainability matters; the outcome of tax disputes; assessments and settlements; and expense management. The forward-looking statements contained in this Fleet Status Report are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including cancellation, suspension, renegotiation or termination of drilling contracts and programs; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; future share repurchases; actions by regulatory authorities, or other third parties; actions by our security holders; internal control risk; commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contract, downtime and other risks associated with offshore rig operations; adverse weather, including hurricanes; changes in worldwide rig supply; and demand, competition and technology; supply chain and logistics challenges; consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition; increased scrutiny of our sustainability targets, initiatives and reporting and our ability to achieve such targets or initiatives; changes in customer strategy; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties, including recessions, inflation, volatility affecting financial markets and the banking system, changing tariff policies, trade disputes, and adverse changes in the level of international trade activity; terrorism, piracy and military action; risks inherent to shipyard upgrade, repair, maintenance, enhancement or rig reactivation; our ability to enter into, and the terms of, future drilling contracts; suitability of rigs for future contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; the use of artificial intelligence by us, third-party service providers or our competitors; environmental or other liabilities, risks or losses; compliance with our debt agreements and debt restrictions that may limit our liquidity and flexibility, including in any return of capital plans; cybersecurity risks and threats; and changes in foreign currency exchange rates. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the Securities and Exchange Commission's website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.